UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Series A Certificate of Designations

As previously reported, by Intrusion Inc. (the “Company”), on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2024, Intrusion Inc. (the “Company”), filed a Certificate of Designations (the “Series A Certificate”) creating Series A preferred stock, $0.01 par value per share (the “Series A Stock”).

On May 9, 2024, the Company filed a Certificate of Amendment to the Series A Certificate (the “Amendment”) with the State of Delaware, Secretary of State, Division of Corporations, adding and replacing Sections of the Series A Certificate, qualified in its entirety as set forth in the Amendment attached hereto as Exhibit 4.1. The amended sections are as follows:

“Section 5. Preferred Return” by adding section (d) as set forth in the Amendment attached hereto as Exhibit 4., that “[I]n the event the Corporation is unable to pay the Preferred Return in cash and no remaining shares of Series A Stock are available for issuance, the Preferred Return will continue to accrue until such time as the Corporation can make payment.”

“Section 6. Series A Dividend” by adding section (d) as set forth in the Amendment attached hereto as Exhibit 4.1, “that “[I]n the event the Corporation is unable to pay the Quarterly Dividend in cash and no remaining shares of Series A Stock are available for issuance, the Quarterly Dividend will continue to accrue until such time as the Corporation can make payment.”

“Section 12. Covenants” by removing the section (a) requirement “[T]he Corporation will timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to the Corporation, as required in accordance with Rule 144 of the Securities Act, is publicly available, and will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination … The Corporation will cause the Common Stock to be listed or quoted for trading on any of NYSE, NYSE American or Nasdaq,” and by removing the section (c) requirement that “[T]he Corporation shall ensure that trading in the Common Stock will not be suspended, halted, chilled, frozen, reach zero bid or otherwise cease trading on the Corporation’s principal trading market.”

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1

Certificate of Amendment to Certificate of Designations of Preferences and Rights of Series A Preferred Stock of Intrusion Inc. a Delaware Corporation, filed by the registrant with the State of Delaware, Secretary of State, Division of Corporations on May 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: May 15, 2024	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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